MAINSTAY GROUP OF FUNDS

Supplement dated March 14, 2022 (“Supplement”) to the:

MainStay Asset Allocation Funds Prospectus, dated February 28, 2022,

MainStay Cushing® Funds Prospectus, dated March 30, 2021,

MainStay Balanced Fund Prospectus, dated February 28, 2022,

MainStay Equity Funds Prospectus, dated February 28, 2022,

MainStay ESG Multi-Asset Allocation Funds Prospectus, dated August 28, 2021, as supplemented,

MainStay ETF Asset Allocation Funds Prospectus, dated August 28, 2021, as supplemented,

MainStay Fixed Income and Mixed Asset Funds Prospectus, dated February 28, 2022,

MainStay CBRE Specialty Funds, MainStay ETF Asset Allocation Funds and MainStay MacKay Tax Exempt

Income Funds Prospectuses, each dated August 31, 2021, as supplemented,

MainStay WMC Equity Funds, each dated February 28, 2022,

and

Statement of Additional Information (“SAI”), dated February 28, 2022

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and SAI.

Effective immediately, and until further notice, each Fund will not purchase securities of Russian issuers. Whether an issuer is considered Russian is based on its “country of risk,” as determined by a third-party service provider such as Bloomberg.

In the SAI, the following risk is added starting on page 9:

Additional Market Disruption Risk. In late February 2022, the Russian military invaded Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom, and members of the European Union issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia and Russia’s military action against Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors.

Further, a number of large corporations and U.S. and foreign governmental entities have announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events have resulted in (and will continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade in or settle trades in transactions in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.

The Russian and Ukrainian governments, economies, companies and the region will likely be further adversely impacted in unforeseeable ways. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.

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